UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 2015

FORMCAP CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-28847	1006772219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 West Liberty Street, Suite 880

Reno, Nevada 89501

(Address of Principal Executive Offices) (Zip Code)

(775) 285-5775

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Directors; Appointment of Certain Officers

As of July 20, 2015, Xianying Du has been appointed as President and Director of the Company.

Xianying Du received her Bachelor degree in Economics from University of Jilin in 1979. Prior to joining Formcap, Xianying is a passionate and successful entrepreneur. In the meantime, she also served as the director of a private fund based in Jilin and managed investment portfolios in commodity, technology ventures and international real estate holdings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FORMCAP CORP.

Dated: July 20, 2015	By:	/s/ Xianying Du
Xianying Du
President

3